UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)     September 5, 2008

                           METRO ONE DEVELOPMENT, INC.
           (Exact name of registrant as specified in its charter)

     DELAWARE                      333-61538                 98-0231687
  ----------------             --------------------    -------------------
  (State or Other                 (Commission          (IRS Employer
  Jurisdiction of                 File Number)           Identification
   Incorporation)                                            No.)

                         85 Corstate Avenue, Unit #1
                              Concord, Ontario
                               Canada L4K 4Y2
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (905) 760-2987

                                Not applicable.
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On July 25, 2008, we received notice that Danziger Hochman Partners LLP, our independent registered public accountants, would be merging with MSCM LLP, with MSCM LLP as the surviving entity. The merger was effective August 1, 2008. Effective September 5, 2008, our board of directors approved the engagement of MSCM LLP as Danziger Hochman Partners LLP's successor to continue as our independent registered public accountant for the fiscal year ended
July 31, 2008.

The reports of Danziger Hochman Partners LLP on our financial statements for either of the fiscal years ended July 31, 2007 or July 31, 2006, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

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In connection with the audit for the past two fiscal year and through
September 5, 2008, there were no disagreements with Danziger Hochman Partners LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Danziger Hochman Partners LLP, would have caused Danziger Hochman Partners LLP to make reference to the subject matter of the disagreements in connection with its audit reports on our financial statements.

During our fiscal years ended July 31, 2008 and 2007 and through September 5, 2008, no one on our behalf has consulted with MSCM LLP regarding:
(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that MSCM LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation
S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

We provided Danziger Hochman Partners LLP with a copy of this current report on Form 8-K and requested it to furnish a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of Danziger Hochman Partners LLP's letter dated September 8, 2008 is filed as Exhibit 16.1 hereto and incorporated herein by reference.

This report contains forward-looking statements that involve risks and uncertainties. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including the risks described in our annual report on Form 10-KSB and other filings we make from time to time filed with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01   EXHIBITS.

EXHIBIT
NUMBER          DESCRIPTION

16.1 Letter from Danziger Hochman Partners LLP to the Securities and Exchange Commission, dated September 8, 2008 (filed herewith).


                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Metro One Development, Inc.
                                          --------------------------
                                                (Registrant)

Date: September 8, 2008

                                             /s/ Stuart Turk
                                          --------------------------
                                                 (Signature)

                                           Name: Stuart Turk
                                          Title: Chief Executive Officer and
                                                 President

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